UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Blockchain Coinvestors Acquisition Corp. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JANUARY [●], 2023

TO THE SHAREHOLDERS OF BLOCKCHAIN COINVESTORS ACQUISITION CORP. I:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Blockchain Coinvestors Acquisition Corp. I (“BCSA”), to be held at [●] [a.m./p.m.] Eastern Time, on January [●], 2023. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/blockchaincac1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Perkins Coie LLP located at 1120 NW Couch Street, 10th Floor, Portland, OR 97209, United States of America.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.

As a special resolution, to amend (the “Extension Amendment”) BCSA’s Amended and Restated Memorandum and Articles of Association (the “Governing Documents”) to extend the date by which BCSA must consummate a business combination (as defined below) (the “Extension”) from May 15, 2023 (the date which is 18 months from the closing date of BCSA’s initial public offering (the “IPO”) of units) to November 15, 2023 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.

As an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if BCSA determines that additional time is necessary to effectuate the Extension or (y) if the board of directors (the “Board”) determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Extraordinary General Meeting online by visiting https://www.cstproxy.com/blockchaincac1/2023. Please see “Questions and Answers about the Extraordinary General Meeting — How do I attend the Extraordinary General Meeting?” in the accompanying proxy statement for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

On November 10, 2022, BCSA entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with BCSA Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Qenta Inc., a Delaware corporation (“Qenta”). The Business Combination Agreement provides for, among other things, the following transactions: (i) BCSA will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) BCSA’s name will be changed to “Qenta Inc.” (“New Qenta”) and (B) each of the outstanding Class A ordinary shares, par value $0.0001 per share (the “public shares” or “Class A ordinary shares”), and outstanding Class B ordinary shares, par value $0.00009 per share (the “founder shares” or “Class B ordinary shares” and together with the public shares, the “ordinary shares”), will become one share of common stock of New Qenta (the “New Qenta Common Stock”); and (ii) following the Domestication, Merger Sub will merge with and into Qenta, with Qenta as the surviving company in the merger and continuing as a wholly-owned subsidiary of New Qenta (the “Merger,” and together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Proposed Business Combination”).

The sole purpose of the Extension Amendment Proposal is to provide BCSA with sufficient time to complete the Proposed Business Combination, or any potential alternative merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving BCSA and one or more businesses (a “business combination”). BCSA’s prospectus for its IPO and its current Governing Documents provide that BCSA has until May 15, 2023, or 18 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination. While BCSA and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Proposed Business Combination, BCSA’s Board currently believes that there may not be sufficient time to complete the U.S. Securities and Exchange Commission (the “SEC”) review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Proposed Business Combination, or any potential alternative initial business combination, by the Current Outside Date. If BCSA were precluded from completing its initial business combination, including the Proposed Business Combination, by the Current Outside Date, BCSA would be forced to liquidate even if its shareholders are otherwise in favor of consummating such business combination. The Board believes that the initial business combination opportunity with Qenta is compelling and has determined that it is in the best interests of BCSA and its shareholders to extend the Current Outside Date to the Extended Date and have BCSA’s shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, BCSA plans to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination, or any potential alternative initial business combination, and related proposals. For more information regarding the Proposed Business Combination and the Business Combination Agreement, please read BCSA’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on November 10, 2022, including the complete text of the Business Combination Agreement filed as an exhibit thereto.

The purpose of the Adjournment Proposal is to allow BCSA to adjourn the Extraordinary General Meeting to a later date or dates if BCSA determines that additional time is necessary to either permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, BCSA determines that additional time is necessary to effectuate the Extension or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Board may exercise its discretion to adjourn the Extraordinary General Meeting indefinitely in the event redemptions are received in an aggregated amount that would cause the amounts held in the trust account to be reduced below $40.0 million.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of BCSA’s issued Class A ordinary shares and Class B ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

As of the date of this proxy statement, BCSA’s sponsor, Blockchain Coinvestors Acquisition Sponsors I LLC (the “Sponsor”), and BCSA’s independent directors hold in aggregate [10,000,000] founder shares. In addition, the Sponsor holds [1,322,000] shares of Class A ordinary shares underlying the 1,322,000 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor and BCSA’s independent directors (collectively, the “initial shareholders”) represent approximately [27.4]% of BCSA’s outstanding ordinary shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal is also conditioned upon the receipt of redemptions in an aggregate amount that would not cause the amounts held in the trust account to be reduced below $40.0 million (the “minimum balance condition”), which, for illustrative purposes, would require the redemption of not more than approximately [●]% of the public shares, calculated based on a $[●] redemption price as of the record date. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal, in its sole discretion. In addition, BCSA’s Governing Documents require that BCSA not proceed with the Extension if the number of redemptions of its public shares causes BCSA to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

BCSA’s Board has fixed the close of business on December 28, 2022 as the record date for determining BCSA’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of BCSA’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at https://www.cstproxy.com/blockchaincac1/2023 for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by BCSA in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), subject to certain limitations, regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the Class A ordinary shares without the prior consent of BCSA. The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and BCSA receives redemptions in an amount that would allow at least $40.0 million to be retained in the trust account in satisfaction of the minimum balance condition or the minimum balance condition is waived, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above.

If the Extension is effectuated, the remaining public shareholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Proposed Business Combination, or any potential alternative initial business combination, subject to any limitations set forth in the Governing Documents. In addition, the remaining public shareholders will be entitled to have their public shares redeemed for cash if BCSA has not completed a business combination by the Extended Date.

BCSA estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●], for illustrative purpose, calculated as of December 28, 2022, the record date of the Extraordinary General Meeting. On the record date, the closing price of BCSA’s Class A ordinary shares on The Nasdaq Stock Exchange (“Nasdaq”) was $[●]. BCSA cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented to BCSA’s shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA does not consummate an initial business combination by the Current Outside Date, in accordance with its Governing Documents, BCSA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to BCSA to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BCSA’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to BCSA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to BCSA’s warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event BCSA winds up, liquidates and dissolves.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Proposed Business Combination, or any potential alternative initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or BCSA has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, BCSA’s Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are both advisable and recommends that you vote or give instruction to vote “FOR” both the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, BCSA urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Extraordinary General Meeting.

[●], 2022	By Order of the Board of Directors,

/s/ Lou Kerner
Lou Kerner
Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of any vote on the Extension Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on January [●], 2023: This notice of meeting and the accompanying proxy statement are being made available on or about December [●], 2022 at https://www.cstproxy.com/blockchaincac1/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ET ON JANUARY [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED DECEMBER [●], 2022

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JANUARY [●], 2023

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Blockchain Coinvestors Acquisition Corp. I (“BCSA,” “we,” “us” or “our”), to be held at [●] [a.m./p.m.] Eastern Time, on January [●], 2023. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/blockchaincac1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Perkins Coie LLP located at 1120 NW Couch Street, 10th Floor, Portland, OR 97209, United States of America.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.

As a special resolution, to amend (the “Extension Amendment”) BCSA’s Amended and Restated Memorandum and Articles of Association (the “Governing Documents”) to extend the date by which BCSA must consummate a business combination (as defined below) (the “Extension”) from May 15, 2023 (the date which is 18 months from the closing date of BCSA’s initial public offering (the “IPO”) of units (“units”)) to November 15, 2023 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.

As an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to either (x) permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if BCSA determines that additional time is necessary to effectuate the Extension or (y) if BCSA’s board of directors (the “Board”) determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described herein. You will be able to attend and participate in the Extraordinary General Meeting online by visiting https://www.cstproxy.com/blockchaincac1/2023. Please see “Questions and Answers about the Extraordinary General Meeting — How do I attend the Extraordinary General Meeting?” for more information.

On November 10, 2022, BCSA entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with BCSA Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Qenta Inc., a Delaware corporation (“Qenta”). The Business Combination Agreement provides for, among other things, the following transactions: (i) BCSA will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) BCSA’s name will be changed to “Qenta Inc.” (“New Qenta”) and (B) each of the Class A ordinary shares, par value $0.0001 per share (the “public shares” or “Class A ordinary shares”), and Class B ordinary shares, par value $0.00009 per share (the “founder shares” or “Class B ordinary shares” and together with the public shares, the “ordinary shares”), will become one share of common stock of New Qenta (the “New Qenta Common Stock”); and (ii) following the Domestication, Merger Sub will merge with and into Qenta, with Qenta as the surviving company in the merger and continuing as a wholly-owned subsidiary of New Qenta (the “Merger,” and together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Proposed Business Combination”).

The sole purpose of the Extension Amendment Proposal is to provide BCSA with sufficient time to complete the Proposed Business Combination, or any potential alternative merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving BCSA and one or more businesses (a “business combination”). BCSA’s prospectus for its IPO and its current Governing Documents provide that BCSA has until May 15, 2023, or 18 months after the closing date of its IPO (the “Current Outside Date”), to complete a business combination. While BCSA and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Proposed Business Combination, BCSA’s Board believes that there may not be sufficient time to complete the U.S. Securities and Exchange Commission (the “SEC”) review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Proposed Business Combination, or any potential alternative initial business combination, by the Current Outside Date. If BCSA were precluded from completing its initial business combination by the Current Outside Date, BCSA would be forced to liquidate even if its shareholders are otherwise in favor of consummating such business combination. The Board believes that the initial business combination opportunity with Qenta is compelling and has determined that it is in the best interests of BCSA and its shareholders to extend the Current Outside Date to the Extended Date and have BCSA’s shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, BCSA plans to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination, or any potential alternative initial business combination, and related proposals. For more information regarding the Proposed Business Combination and the Business Combination Agreement, please read BCSA’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on November 10, 2022, including the complete text of the Business Combination Agreement filed as an exhibit thereto.

The purpose of the Adjournment Proposal is to allow BCSA to adjourn the Extraordinary General Meeting to a later date or dates if BCSA determines that additional time is necessary to either permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if BCSA determines that additional time is necessary to effectuate the Extension, or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Board may exercise its discretion to adjourn the Extraordinary General Meeting indefinitely in the event redemptions are received in an aggregated amount that would cause the amounts held in the trust account to be reduced below $40.0 million.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of BCSA’s issued and outstanding ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

As of the date of this proxy statement, BCSA’s sponsor, Blockchain Coinvestors Acquisition Sponsors I LLC (the “Sponsor”), and BCSA’s independent directors hold in aggregate [10,000,000] founder shares. In addition, the Sponsor holds [1,322,000] shares of Class A ordinary shares underlying the 1,322,000 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor and BCSA’s independent directors (collectively, the “initial shareholders”) represent approximately [27.4]% of BCSA’s outstanding ordinary shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal is also conditioned upon the receipt of redemptions in an aggregate amount that would not cause the amounts held in the trust account to be reduced below $40.0 million (the “minimum balance condition”), which, for illustrative purposes, would require the redemption of not more than approximately [●]% of the public shares, calculated based on a $[●] redemption price as of the record date. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal, in its sole discretion. In addition, BCSA’s Governing Documents require that BCSA not proceed with the Extension if the number of redemptions of its public shares causes BCSA to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

BCSA’s Board has fixed the close of business on December 28, 2022 as the record date for determining BCSA’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of BCSA’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at https://www.cstproxy.com/blockchaincac1/2023 for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by BCSA in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), subject to certain limitations, regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the Class A ordinary shares without the prior consent of BCSA. The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and BCSA receives redemptions in an amount that would allow at least $40.0 million to be retained in the trust account in satisfaction of the minimum balance condition or the minimum balance condition is waived, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above.

If the Extension is effectuated, the remaining public shareholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Proposed Business Combination, or any potential alternative initial business combination, subject to any limitations set forth in the Governing Documents. In addition, the remaining public shareholders will be entitled to have their public shares redeemed for cash if BCSA has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $306.0 million, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of the record date. In such event, BCSA may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

BCSA estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●], for illustrative purpose, calculated as of December 28, 2022, the record date of the Extraordinary General Meeting. On the record date, the closing price of BCSA’s Class A ordinary shares on The Nasdaq Stock Exchange (“Nasdaq”) was $[●]. BCSA cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented to BCSA’s shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA does not consummate an initial business combination by the Current Outside Date, in accordance with its Governing Documents, BCSA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to BCSA to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BCSA’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to BCSA’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to BCSA’s warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event BCSA winds up, liquidates and dissolves.

BCSA’s initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date.

The Sponsor has agreed that it will be liable to BCSA if and to the extent any claims by a third party for services rendered or products sold to BCSA, or a prospective target business with which BCSA has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under BCSA’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, BCSA has not asked the Sponsor to reserve for such indemnification obligations, nor has it independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of BCSA. Therefore, BCSA cannot assure that its Sponsor would be able to satisfy those obligations.

If the Extension Amendment Proposal is approved, such approval will constitute consent for BCSA to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by BCSA to complete the Proposed Business Combination, or any potential alternative initial business combination, on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on such business combination through the Extended Date if the Extension Amendment Proposal is approved.

BCSA’s Board has fixed the close of business on December 28, 2022 as the date for determining BCSA shareholders entitled to receive notice of and vote at the Extraordinary General Meeting. Only record holders of BCSA’s ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the record date, there were [31,322,000] Class A ordinary shares issued and outstanding, which includes an aggregate of [1,322,000] private placement shares, and [10,000,000] Class B ordinary shares issued and outstanding, which vote together as a single class with respect to the Extension Amendment Proposal and, if presented, the Adjournment Proposal. BCSA’s warrants do not have voting rights in connection with either the Extension Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals to be voted on at the Extraordinary General Meeting. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to finance or consummate the Proposed Business Combination or any potential alternative initial business combination;

•	the anticipated benefits of the Proposed Business Combination or any potential alternative initial business combination;

•	our plans to seek shareholder approval of the Proposed Business Combination or any potential alternative initial business combination;

•

our executive officers and directors potentially having conflicts of interest in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our public securities’ potential liquidity and trading;

•	our intentions to seek any further extension to consummate our initial business combination;

•	our expectations regarding the timing of shareholder redemption payments; and

•	our status under or applicability of the Investment Company Act and any actions we may take to mitigate the risks associated therewith.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by BCSA with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

BCSA is a blank check company incorporated on June 11, 2021, as a Cayman Islands exempted company, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses.

In connection with the formation of the Sponsor, the Sponsor received [10,000,000] Class B ordinary shares for a per share purchase price of approximately $0.003. Prior to the IPO, our Sponsor transferred 50,000 of its founder shares to each of Colin Weil, Gary Cookhorn and Rebecca Macieira-Kaufmann, in each case, at their original per share purchase price. As of the date of this proxy statement, the initial shareholders continue to own an aggregate of [10,000,000] founder shares.

On November 15, 2021, BCSA consummated its IPO of 30,000,000 units (the “units”), each consisting of one Class A ordinary share (the “public shares”) and one-half of one redeemable warrant (the “public warrants”) including the issuance of 3,900,000 units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per unit, generating gross proceeds of $300,000,000.00.

Simultaneously with the closing of the IPO, BCSA consummated the sale of an aggregate of 1,322,000 private placement units, each consisting of one Class A ordinary share and one-half of one redeemable warrant (the “private placement warrants”), at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to BCSA of $13,220,000.00. As of the date of this proxy statement, the Sponsor owns an aggregate of [1,322,000] private placement units.

Following the closing of the IPO on November 15, 2021, an amount of $306.0 million ($10.20 per unit) out of the net proceeds of the sale of the units in the IPO and the sale of the private placement units was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (“Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date, and (c) the redemption of our public shares if we are unable to complete the initial business combination within the period provided in our Governing Documents. Like most blank check companies, our Governing Documents provide for the return of the IPO proceeds held in the trust account to the public shareholders if we do not consummate a qualifying business combination on or before a certain date. In our case, such date is May 15, 2023. As of the record date, BCSA had approximately $[●] of cash remaining in the trust account.

Our Board has determined that it is in the best interests of BCSA to further amend the Governing Documents to extend the date we have to consummate a business combination to November 15, 2023 in order to allow BCSA more time to complete the Proposed Business Combination, or any potential alternative initial business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Both proposals are described below:

1.

Extension Amendment Proposal: To amend our Governing Documents to extend the date by which BCSA must consummate a business combination from May 15, 2023 (the date which is 18 months from the closing date of the IPO) to November 15, 2023 (the date which is 24 months from the closing date of the IPO).

2.

Adjournment Proposal: To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

What are the purposes of the Extension Amendment Proposal and the Adjournment Proposal?

On November 10, 2022, we entered into the Business Combination Agreement with Merger Sub and Qenta Inc. The sole purpose of the Extension Amendment Proposal is to provide us with sufficient time to complete our initial business combination. Our prospectus for the IPO and current Governing Documents provide that BCSA has until the Current Outside Date (May 15, 2023) to complete a business combination. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Proposed Business Combination, our Board believes that there may not be sufficient time to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Proposed Business Combination by the Current Outside Date.

The purpose of the Adjournment Proposal is to allow BCSA to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Board may exercise its discretion to adjourn the Extraordinary General Meeting indefinitely in the event redemptions are received in an aggregated amount that would cause the amounts held in the trust account to be reduced below $40.0 million.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal is also conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the trust account to be reduced below $40.0 million. The Board reserves the right to waive such minimum balance condition and proceed with the Extension Amendment Proposal, in its sole discretion. In addition, our Governing Documents require that BCSA not proceed with the Extension if the number of redemptions of our public shares causes BCSA to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.

If the Extension Amendment Proposal is approved, such approval will constitute consent for BCSA to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for BCSA’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. BCSA cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $306.0 million, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of the record date. In such event, BCSA may still seek to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, we may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA has not consummated an initial business combination by the Current Outside Date, BCSA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event BCSA winds up, liquidates and dissolves.

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.

Why is BCSA proposing the Extension Amendment Proposal and the Adjournment Proposal?

Our Governing Documents provide for the return of the IPO proceeds held in trust to the holders of our public shares if we have not consummated a qualifying business combination by the Current Outside Date. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Proposed Business Combination, our Board believes that there may not be sufficient time to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Proposed Business Combination, or any potential alternative initial business combination, by the Current Outside Date. Accordingly, we have determined to seek shareholder approval to extend the Current Outside Date to the Extended Date.

The sole purpose of the Extension Amendment Proposal is to provide BCSA with sufficient time to complete its initial business combination, which our Board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider the Proposed Business Combination, or any potential alternative initial business combination.

The purpose of the Adjournment Proposal is to allow BCSA to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. Accordingly, our Board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend BCSA’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Proposed Business Combination, or any potential alternative initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or BCSA has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes shareholders will benefit from BCSA consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which BCSA must complete a business combination until the Extended Date. The Extension would give BCSA the opportunity to complete the Proposed Business Combination, or any potential alternative initial business combination, which our Board believes in the best interests of the shareholders.

Our Governing Documents provide that if our shareholders approve an amendment to our Governing Documents that would affect the substance or timing of our obligation to redeem 100% of BCSA’s public shares if BCSA does not complete a business combination by the Current Outside Date, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares in connection with such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This provision was included in the Governing Documents to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Governing Documents. We also believe, however, that given our expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing our public shareholders an opportunity to consider the Proposed Business Combination, or any potential alternative initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do BCSA insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and BCSA’s management team, and the other initial shareholders are expected to vote any ordinary shares over which they have voting control in favor of both of the proposals. The initial shareholders waived their rights to redeem their founder shares and/or public shares, as applicable. On the record date, the initial shareholders beneficially owned and were entitled to vote [10,000,000] founder shares and [1,322,000] private placement shares, which represent [27.4]% of BCSA’s issued and outstanding ordinary shares.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Extraordinary General Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share, calculated based on the trust account amount as of the record date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Extraordinary General Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of BCSA and its shareholders. The Board unanimously recommends that shareholders vote “FOR” both the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date. As of the date of this proxy statement, the initial shareholders hold approximately [27.4]% of BCSA’s outstanding ordinary shares.

If the Extension Amendment Proposal is approved and the Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the Class A ordinary shares without the prior consent of BCSA.

Additionally, as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights”, if we receive redemptions in an amount would cause the amounts held in the trust account to be reduced below $40.0 million, the Board may abandon the Extension Amendment Proposal. The Board reserves the right to waive such minimum balance condition and proceed with the Extension Amendment Proposal, notwithstanding such minimum balance condition, in its sole discretion. In addition, we will not proceed with the Extension if the number of redemptions of our Public Shares causes BCSA to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

If the Adjournment Proposal is presented, what is the Resolution to be voted upon?

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the general meeting be adjourned to a later date or dates to be determined by the chairman of the general meeting, either (x) to permit further solicitation and vote of proxies or (y) because the board of directors has determined that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.”

What happens if I sell my public shares or units before the Extraordinary General Meeting?

The December 28, 2022 record date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal and/or the Adjournment Proposal?

If you do not want the Extension Amendment Proposal or, if presented, the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate our initial business combination, although we may determine to do so in the future.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA has not consummated an initial business combination by the Current Outside Date, BCSA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event that BCSA winds up, liquidates and dissolves.

Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, BCSA will continue to attempt to consummate its initial business combination until the Extended Date.

In addition, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of BCSA ordinary shares held by our initial shareholders through the founder shares.

If the Extension Amendment Proposal is approved, we will file an amendment to our Governing Documents with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. BCSA will remain a reporting company under the Exchange Act, and our units, public shares, and public warrants will remain publicly traded.

How are the funds in the trust account currently being held?

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of the record date, amounts held in the trust account included approximately $[●] of accrued interest.

Please also read see the section entitled “Risk Factors — If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirement and we may be forced to abandon our efforts to complete an initial business combination, including the Proposed Business Combination, and instead be required to liquidate BCSA. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, have to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. Following any such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of BCSA.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on the Proposed Business Combination, or any potential alternative initial business combination, you will be able to vote on such business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in the Governing Documents.

When and where is the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at [●] [a.m./p.m.] Eastern Time, on January [●], 2023, at the offices of Perkins Coie LLP located at 1120 NW Couch Street, 10th Floor, Portland, OR 97209, United States of

America, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/blockchaincac1/2023 and entering the control number found on your proxy card, voting instruction form or notice included in your proxy materials. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Perkins Coie LLP.

How do I attend the virtual Extraordinary General Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from our transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent by phone at (917) 262-2373, or email at proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting January [●], 2023 at [●] [a.m./p.m.] Eastern Time (five business days prior to the Extraordinary General Meeting date). Enter the URL address into your browser https://www.cstproxy.com/blockchaincac1/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number at the phone number or email address above. Please allow up to 72 hours prior to the Extraordinary General Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Extraordinary General Meeting by dialing 1-800-450-7155, within the U.S. and Canada, or +1-857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 9691363#. This is listen only, you will not be able to vote or enter questions during the Extraordinary General Meeting.

How do I vote?

If you are a holder of record of BCSA’s ordinary shares, including those shares held as a constituent part of our units, you may vote at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually or in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or virtually if you have already voted by proxy.

If your ordinary shares of BCSA, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting, whether in person or via live webcast. However, since you are not the shareholder of record, you may not vote your shares virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting or by voting virtually at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to BCSA at:

Blockchain Coinvestors Acquisition Corp. I

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

Attn: Corporate Secretary

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal or, if presented, the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal. For more information regarding broker non-votes, please read the question “If my shares are held in “street name,” will my broker automatically vote them for me?” below.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Holders of ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 - The Extension Amendment Proposal is a matter that we believe will be considered “non-routine.”

Proposal 2 - The Adjournment Proposal is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on the Extension Amendment Proposal if they have not received instructions from their clients. Your broker can tell you how to provide these instructions. Please submit your vote instruction form so your vote is counted.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority of our ordinary shares, including those shares held as a constituent part of our units, are represented in person (including via live webcast) or by proxy at the Extraordinary General Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Who can vote at the Extraordinary General Meeting?

Only holders of record of BCSA’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on December 28, 2022, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the record date, [31,322,000] Class A ordinary shares and [10,000,000] Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with BCSA’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person or virtually. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do BCSA’s directors and executive officers have in the approval of the Extension Amendment Proposal?

BCSA’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them of founder shares, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Amendment — Interests of BCSA’s Directors and Officers.”

What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have dissenters’ rights?

Neither Cayman Islands nor BCSA’s Governing Documents provide shareholders with dissenters’ rights in connection with either the Extension Amendment Proposal or, if presented, the Adjournment Proposal.

What happens to BCSA’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved, we may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and we have not consummated an initial business combination by the Current Outside Date, our Governing Documents require that BCSA liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event BCSA winds up, liquidates and dissolves.

Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.

What happens to BCSA’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will continue our efforts to consummate the Proposed Business Combination, or a potential alternative initial business combination, until the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment Proposal is approved and the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. However, public shareholders will only be entitled to receive cash for any public shares to be redeemed only if they:

(i) (a) hold public shares or (b) hold public shares through units and elect to separate their units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m. Eastern Time, on January [●], 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, BCSA’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that BCSA redeem their public shares for cash and (b) tender or deliver their shares to the transfer agent (and share certificates (if any) and other redemption forms), physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on January [●], 2023 (two business days before the scheduled vote at the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and BCSA’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. BCSA does not have any control over this process or over the brokers or

DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you have tendered or delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above under the question titles “How do I redeem my public shares?”. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, or is approved but the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved or that the Extension will not be implemented. BCSA anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the Extension is implemented. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

Public shareholders will also be able to redeem their public shares in connection with any shareholder vote to approve a business combination, or if BCSA has not consummated a business combination by the Extended Date.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Who is paying for this proxy solicitation?

BCSA will pay for the entire cost of soliciting proxies. Our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication, but will not be paid any additional compensation for soliciting proxies. BCSA may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and published in BCSA’s Current Report on Form 8-K, which BCSA will file with the SEC within four business days following the Extraordinary General Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Blockchain Coinvestors Acquisition Corp. I

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

Attn: Corporate Secretary

Telephone: (345) 814-5726

You may also obtain additional information about BCSA from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Proposed Business Combination, or any potential alternative initial business combination, and may constrain the circumstances under which we could complete our initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to, among other items, disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate the Proposed Business Combination, or any potential alternative initial business combination, and may constrain the circumstances under which we could complete such business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirements and we may be forced to abandon our efforts to complete the Proposed Business Combination, or a potential alternative initial business combination, and instead be required to liquidate BCSA. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, have to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. Following any such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of BCSA.

As described further above, the SPAC Rule Proposals include proposals relating to, among other matters, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement of its initial public offering (as defined below) (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Given that the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be subject to additional regulatory burdens and expenses and, unless we are able to modify our activities so that we would not be deemed an investment company, we might be forced to abandon our efforts to complete an initial business combination, including the Proposed Business Combination, and instead be required to liquidate BCSA. If we are required to liquidate BCSA, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of BCSA.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to such 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate BCSA. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of BCSA.

There are no assurances that the Extension will enable us to complete the Proposed Business Combination or any potential alternative initial Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, BCSA can provide no assurances that the Proposed Business Combination, or any potential alternative initial business combination, will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control, including completion of SEC or other regulatory review processes. If the Extension Amendment Proposal is approved, BCSA expects to seek shareholder approval of the Proposed Business Combination following the SEC review process.

We are required to offer shareholders the opportunity to redeem shares of Class A ordinary shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Proposed Business Combination, or any potential alternative initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of shares of Class A ordinary shares on the open market. The price of shares of Class A ordinary shares may be volatile, and there can be no assurance that shareholders will be able to dispose of shares of Class A ordinary shares at favorable prices, or at all.

The completion of the Proposed Business Combination is also subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Business Combination Agreement, including the approval of the Business Combination by our shareholders, the approval of the listing of the combined entity’s common shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or if the Business Combination Agreement is otherwise terminated, we may be unable to close our initial business combination within the requisite time period.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Governing Documents, a public shareholder may request that BCSA redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.

Nasdaq may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market. After the Extraordinary General Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things:

•

maintaining an average market value of our listed securities of at least $50,000,000 or an average market value of publicly-held Class A ordinary shares is below $40,000,000, such publicly-held Class A ordinary shares excluding Class A ordinary shares held directly or indirectly by our directors or officers, and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•	our listed securities not falling below the following distribution criteria:

•	300 public shareholders; or

•	1,200 total shareholders and average monthly trading volume of 100,000 shares of Class A ordinary shares, for the most recent 12 months; or

•	600,000 publicly-held Class A ordinary shares; and

•	consummating an initial business combination within the time period specified in our Governing Documents.

Additionally, we expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will fail to meet the Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following the Extraordinary General Meeting and any related shareholder redemptions of our Class A ordinary shares. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. For example, Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if BCSA fails to consummate an initial business combination by the Current Outside Date. As a result, founder shares held by the Sponsor and BCSA’s independent directors will be worthless, as will the warrants underlying the Sponsor’s private placement units, if the Extension is not approved and we do not consummate an initial business combination by May 15, 2023

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of BCSA’s Directors and Officers.”

Even if we implement the Extension, we might not be able to complete the Proposed Business Combination, or any potential alternative initial business combination, if it is subject to review by a U.S. or non- U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), the SEC, the Federal Trade Commission (“FTC”) or non-U.S. equivalents, or ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited by government regulators.

For example, CFIUS is an interagency committee authorized to review certain transactions involving acquisitions and investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. If our initial business combination falls within the scope of foreign ownership restrictions, which we currently do not believe the Proposed Business Combination does, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after consummating the business combination. CFIUS may decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to such business combination or order us to divest all or a portion of the acquired U.S. business if we had proceeded without first obtaining CFIUS clearance.

As another example, our initial business combination target may be connected to blockchain or digital assets, including, without limitation, cryptocurrencies. The SEC has not issued any regulations over whether these types of assets constitute a security under U.S. securities laws, and instead has taken a case-by-case approach to its analysis. Accordingly, if a business combination target is involved with such digital assets, the SEC might not approve any registration or proxy statement we file in connection with our initial business combination, including the Proposed Business Combination, or may cause a substantial delay in granting its approval.

In addition, certain features of a business combination target’s products and services, including, among others, hedging products and margin financing for soft commodities and precious metals, may be subject to constantly evolving legal and regulatory frameworks. As a result, our initial business combination could be subjected to increased scrutiny during regulatory review and approval processes. There can be no assurance that we will receive the necessary regulatory approvals to complete our initial business combination as planned, or at all, or that the combined company will operate as anticipated.

Moreover, if applicable, the process of government review, whether by CFIUS, the SEC, the FTC or otherwise, could be lengthy. If we cannot complete the business combination by May 15, 2023, because a regulatory review or approval process extends beyond such timeframe, we fail to obtain any required approvals within the requisite time period or because the business combination is ultimately prohibited by a government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] [a.m./p.m.] Eastern Time, on January [●], 2023. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/blockchaincac1/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Perkins Coie LLP located at 1120 NW Couch Street, 10th Floor, Portland, OR 97209, United States of America.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.

The Extension Amendment Proposal: To amend our Governing Documents to extend the date by which BCSA must consummate a business combination from May 15, 2023 (the date which is 18 months from the closing date of the IPO), to November 15, 2023 (the date which is 24 months from the closing date of the IPO).

2.

The Adjournment Proposal: To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on December 28, 2022, the record date for the Extraordinary General Meeting. You will have one vote for each ordinary share you owned at that time. Our warrants do not carry voting rights.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

At the close of business on the record date, there were [31,322,000] Class A ordinary shares issued and outstanding, which includes an aggregate of [1,322,000] private placement shares, and [10,000,000] Class B ordinary shares issued and outstanding, which vote together as a single class with respect to the Extension Amendment Proposal and, if presented, the Adjournment Proposal. BCSA’s warrants do not have voting rights in connection with either the Extension Amendment Proposal or the Adjournment Proposal.

Votes Required

Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date.

If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

If you do not want the Extension Amendment Proposal or, if presented, the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders. You will still be entitled to make the Election if you vote “AGAINST”, abstain or do not vote on the Extension Proposal. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Extension is implemented.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the Extraordinary General Meeting by proxy, in person or virtually.

You can vote by proxy by having one or more individuals who will attend the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary General Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Mitchell Mechigian or, failing him, Lou Kerner or, failing him, the duly appointed chairman to act as your proxy at the Extraordinary General Meeting. One of them will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Extraordinary General Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary General Meeting virtually or at the offices of Perkins Coie LLP.

A special note for those who plan to attend the Extraordinary General Meeting and vote: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary General Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” both the Extension Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by delivering to our Corporate Secretary, at Blockchain Coinvestors Acquisition Corp. I, PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting virtually.

Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Extraordinary General Meeting

Only holders of ordinary shares, their proxy holders and guests BCSA may invite may attend the Extraordinary General Meeting. If you wish to attend the Extraordinary General Meeting in person or virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Extraordinary General Meeting. Our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication, but will not be paid any additional compensation for soliciting proxies. BCSA may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by BCSA.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. BCSA intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, BCSA (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

BCSA’s shareholders do not have dissenters’ rights under Cayman Islands law nor BCSA’s Governing Documents in connection with the proposals to be voted on at the Extraordinary General Meeting.

Other Business

BCSA is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournments or postponements of the Extraordinary General Meeting, BCSA expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands. Our telephone number at such address is (345) 814-5726.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

BCSA is blank check company incorporated on June 11, 2021, as a Cayman Islands exempted company, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On November 15, 2021, BCSA consummated its IPO of 30,000,000 units, including the issuance of 3,900,000 units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consists of one share of Class A ordinary share and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $300,000,000.00.

In connection with the formation of the Sponsor, the Sponsor received [10,000,000] Class B ordinary shares for a per share purchase price of approximately $0.003. Prior to the IPO, our Sponsor transferred 50,000 of its founder shares to each of Colin Weil, Gary Cookhorn and Rebecca Macieira-Kaufmann, in each case, at their original per share purchase price. As of the date of this proxy statement, the initial shareholders continue to own an aggregate of [10,000,000] founder shares.

Simultaneously with the closing of the IPO, BCSA consummated the sale of an aggregate of 1,322,000 private placement units at a price of $10.00 per private placement unit in a private placement to its Sponsor, generating gross proceeds to BCSA of $13,220,000.00. As of the date of this proxy statement, the Sponsor owns an aggregate of [1,322,000] private placement units. Each private placement unit consists of one Class A ordinary share and one-half of one private placement warrant. Each whole private placement warrant is exercisable to purchase one whole Class A ordinary share at $11.50 per share.

The prospectus for our IPO and our current Governing Documents provide that we have until May 15, 2023, or 18 months after the closing date of our IPO, to complete a business combination.

The Extension Amendment

BCSA is proposing to amend its Governing Documents to extend the date by which BCSA must consummate a business combination to the Extended Date.

On November 10, 2022, we entered into the Business Combination Agreement, which provides for, among other things, the following transactions: (i) the Domestication and, in connection with the Domestication, (A) BCSA’s name will be changed to “Qenta Inc.” and (B) each of BCSA’s outstanding Class A ordinary shares and outstanding Class B ordinary shares will become one share of New Qenta Common Stock; and (ii) following the Domestication, the Merger.

The sole purpose of the Extension Amendment Proposal is to provide BCSA with sufficient time to complete our initial business combination. Our prospectus for the IPO and our current Governing Documents provide that we have until May 15, 2023, or 18 months after the closing date of the IPO, to complete a business combination.

The Extension Amendment Proposal is conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the trust account to be reduced below $40.0 million. The Board reserves the right to waive such minimal balance condition and proceed with the Extension Amendment Proposal, in its sole discretion. In addition, the Governing Documents require that we not proceed with the Extension if the number of redemptions of our public shares causes BCSA to have less than $5,000,001 of net tangible assets, which requirement may not be waived by the Board.

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA has not consummated an initial business combination by the Current Outside Date, BCSA will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to BCSA’s warrants, which will expire worthless in the event BCSA winds up.

Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.

A copy of the proposed amendment to our Governing Documents is attached to this proxy statement as Annex A.

Reasons for the Proposal

The sole purpose of the Extension Amendment Proposal is to provide BCSA with sufficient time to complete an initial business combination, which our Board believes is in the best interest of our shareholders. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Governing Documents provide that we have until the Current Outside Date to complete an initial business combination. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Proposed Business Combination, our Board believes that there may not be sufficient time to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Proposed Business Combination, or any potential alternative initial business combination, by the Current Outside Date. If we were precluded from completing our initial business combination by the Current Outside Date, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating such business combination.

The Board believes that the initial business combination opportunity with Qenta is compelling has determined that it is in the best interests of BCSA and its shareholders to extend the Current Outside Date to the Extended Date and have BCSA’s shareholders approve the Extension Amendment Proposal. We believe that given BCSA’s expenditure of time, effort and money on searching for potential business combination opportunities, its review of Qenta’s business and negotiations in connection with the Business Combination Agreement, circumstances warrant providing BCSA’s public shareholders an opportunity to consider the Proposed Business Combination, or a potential alternative initial business combination. Accordingly, since we may not be able to complete an initial business combination by the Current Outside Date, we have determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which BCSA must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension unless BCSA’s shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and we do not consummate an initial business combination by the Current Outside Date, in accordance with its Governing Documents, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to BCSA’s warrants, which will expire worthless in the event BCSA winds up, liquidates and dissolves.

Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares, as applicable, in connection with a shareholder vote to approve certain amendments to our Governing Documents, including a vote to approve an extension to the Current Outside Date. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Current Outside Date.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, we will file an amendment to BCSA’s Governing Documents with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto to extend the time BCSA has to complete a business combination until the Extended Date. We will remain a reporting company under the Exchange Act, and our units, public shares, and public warrants will remain publicly traded. BCSA will then continue to work to consummate the Proposed Business Combination, or a potential alternative initial business combination, by the Extended Date.

If the Extension Amendment Proposal is approved, we plan to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination, or a potential alternative initial business combination, and related proposals. For more information regarding the Proposed Business Combination and the Business Combination Agreement, please read BCSA’s Current Report on Form 8-K relating to the Proposed Business Combination that was filed with the SEC on November 10, 2022, including the complete text of the Business Combination Agreement filed as an exhibit thereto.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Proposed Business Combination, or any potential alternative initial business combination, when and if such business combination is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or BCSA has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. BCSA cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $306.0 million, plus accrued interest (less any funds used to pay taxes) that was in the trust account as of the record date. In such event, we may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the Class A ordinary shares without the prior consent of BCSA. Additionally, the Extension Amendment Proposal is conditioned upon the receipt of redemptions in an amount that would not cause the amounts held in the trust account to be reduced below $40.0 million. The Board reserves the right to waive such minimum balance condition and proceed with the Extension Amendment Proposal, in its sole discretion. Our Governing Documents also require that BCSA not redeem its public shares in an amount that would cause our net tangible assets to be less than $5,000,001, which requirement may not be waived by the Board. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and we receive redemptions in an amount that would allow at least $40.0 million to be retained in the trust account in satisfaction of the minimum condition or the condition is waived, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public shareholders with respect to the portion of public shares that were validly redeemed as described above. In addition, the remaining public shareholders be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date, subject to any limitations set forth in our Governing Documents.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON JANUARY [●], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our Governing Documents, a public shareholder may request that BCSA redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on January [●], 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, BCSA’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:

mzimkind@continentalstock.com), that BCSA redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and BCSA’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the Extension is implemented. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the total number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[●] per share. The closing price of the ordinary shares on Nasdaq on December 28, 2022, the record date, was $[●]. BCSA cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of BCSA’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to BCSA’s transfer agent prior to 5:00 p.m. Eastern Time on January [●], 2023 (two business days before the scheduled vote at the Extraordinary General Meeting). BCSA anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the Extension is implemented.

Interests of BCSA’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that BCSA’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved and BCSA does not consummate an initial business combination by the Current Outside Date, in accordance with our Governing Documents, the [10,000,000] founder shares, which were acquired by our initial shareholders prior to our IPO for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the initial shareholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $[●] based on the last sale price of $[●] on Nasdaq on December 28, 2022 (the record date);

•

If the Extension Amendment Proposal is not approved and BCSA does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement units, the 1,322,000 private placement units purchased by our Sponsor for an aggregate investment of $13,220,000, or $10.00 per private placement unit, will be worthless, as they will expire. The private placement units had an aggregate market value of $[●] based on the last sale price of the units of $[●] on Nasdaq on December 28, 2022 (the record date);

•

Even if the trading price of the Class A ordinary shares were as low as $[●] per share, the aggregate market value of the founder shares and the Class A ordinary shares contained in the private placement units held by the Sponsor (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in BCSA by our Sponsor. As a result, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A ordinary shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and BCSA liquidates without completing its initial business combination before May 15, 2023, the initial shareholders will lose their entire investment in us, including the $25,000 purchase price for the founder shares and the $13,220,000 purchase price for the private placement units.

•

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Governing Documents relating to the right of officers and directors to be indemnified by BCSA, and of BCSA’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and BCSA liquidates, BCSA will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to approve a business combination and at least one is expected to continue to serve following a business combination and receive compensation thereafter; and

•

BCSA’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on BCSA’s behalf, such as identifying and investigating possible business targets and business combinations. However, if BCSA fails to obtain approval of the Extension Amendment and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, BCSA may not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the public shares and public warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our public shares who hold their public shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on net investment income and the different consequences that may apply to you if you are subject to special rules that apply to certain types of investors, such as:

•	our sponsor, officers or directors;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting rules;

•	tax-exempt entities;

•	S-corporations;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own 5% or more of our public shares (by vote or value);

•

persons that acquired our public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons required for U.S. federal income tax purposes to conform the timing of income accruals to their financial statements under Section 451 of the Code;

•	persons that hold our public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction; or

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not affect the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of units, public shares that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships (or other pass-through entities or arrangements classified as a partnership for U.S. federal income tax purposes) or persons who hold our public shares through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our public shares, the U.S. federal income tax treatment of a partner in the partnership (or other owner in a pass-through entity) generally will depend on the status of the partner (or other owner) and the activities of the partner (or other owner) and the partnership (or other pass-through entity). If you are a partner of a partnership holding our public shares, we urge you to consult your own tax advisor.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF OUR SECURITIES, INCLUDING THE EFFECTS OF OUR DOMESTICATION AND IS NOT A SUBSTITUTE FOR CAREFUL TAX

PLANNING. EACH PROSPECTIVE INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-UNITED STATES TAX LAWS, AS WELL AS UNDER ANY APPLICABLE TAX TREATY.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

U.S. Holders

Generally

Subject to the PFIC rules discussed below, the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether it qualifies as a sale or exchange of the public shares under Section 302 of the Code. If the redemption qualifies as a sale or exchange of public shares, the U.S. Holder will be treated as described below under “-Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares.” If the redemption does not qualify as a sale or exchange of public shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “-Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of our public shares treated as held by the U.S. Holder (including any public shares constructively owned by the U.S. Holder described in the following paragraph) relative to all of our public shares outstanding both before and after such redemption. The redemption of public shares generally will be treated as a sale or exchange of the public shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our public shares actually owned by the U.S. Holder, but also our public shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any public shares the U.S. Holder has a right to acquire by exercise of an option, which generally would include public shares which could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to our initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other of our shares. The redemption of the public shares will not be essentially equivalent to a dividend with respect to a U.S. Holder if it results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.

However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction. A U.S. Holder should consult with its tax advisors as to the tax consequences of a redemption of any public shares.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described below under “-Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

U.S. Holders who actually or constructively own five or more of our shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares

Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss equal to the difference between (i) the sum of the amount of cash received in the redemption and (ii) the U.S. Holder’s adjusted tax basis in its public shares surrendered in the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such public shares exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder currently is subject to reduced tax rates. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose. The deduction of capital losses is subject to certain limitations.

Taxation of Redemption Treated as a Distribution

Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will be required to include in gross income, in accordance with such U.S. Holder’s method of accounting for U.S. federal income tax purposes, as dividends the amount of the cash received in the redemption to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). The amount of any such dividends generally will be treated as foreign source dividend income for U.S. federal income tax purposes. The amount of any such dividends paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Cash received in the redemption in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its public shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such public shares (see “-Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares” above).

With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate (see “-Taxation of Redemption Treated as Gain or Loss on Sale of Public Shares” above) only if our public shares are readily tradable on an established public shares market in the United States and certain other requirements, including certain holding period requirements, are met. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose. In addition, if we are treated as a PFIC, our dividends will not qualify for this lower applicable long-term capital gains rate. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any amounts treated as dividends paid with respect to our public shares in the redemption.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The net proceeds from our IPO were held in a non-interest bearing trust account until January 2022 located in the United States with Continental Stock Transfer & Trust Company acting as trustee and we intend take the position that, although subject to uncertainty, the start-up year under the start-up exception will be 2022, and, accordingly, we would not be treated as a PFIC for 2021 or 2022 assuming we satisfy the requirements for the start-up exception above.

The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). Additionally, it may be possible that we could be treated as a PFIC for a taxable year prior to the taxable year, which is treated as our start-up year (within the meaning of the start-up exception). Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year and prospective U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules, the potential unavailability of the start-up exception, and the making of a QEF election (as discussed further below).

Although our PFIC status is determined annually, an initial determination that our company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our public shares and the U.S. Holder did not make either a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale of its public shares in the redemption and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the public shares).

Under these rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the public shares;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder will avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year we will endeavor to provide, upon written request, to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares in the redemption generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our public shares that has made a QEF election will be taxed currently on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if, by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.

Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which our public shares are listed), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the public shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. U.S. Holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department. If a U.S. Holder does not file the required IRS Form 8621, such person may be subject to substantial penalties, and the statute of limitations on the assessment and collection of all U.S. federal income taxes of such person for the related tax year may not close before the date which is three years after the date on which such form is filed.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our public shares should consult their own tax advisors concerning the application of the PFIC rules to our public shares under their particular circumstances.

Tax Reporting

Certain U.S. Holders who are individuals and certain entities generally will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Interests in BCSA (including our public shares) constitute specified foreign financial assets for these purposes. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties and the period of limitations on assessment and collection of U.S. federal income taxes generally will be extended in the event of a failure to comply. Potential investors are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to a redemption of our public shares.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. Holder.” As used herein, the term “Non-U.S. Holder” means a beneficial owner of our units, public shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) who or that is for U.S. federal income tax purposes:

•	a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of the disposition of our units, public shares. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith).

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights with respect to its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally,” a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to such sale unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such holder maintains in the United States). Gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Taxation of Redemption as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a distribution, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally,” any portion of such distribution treated as a dividend paid to a Non-U.S. Holder in respect of our public shares generally will not be subject to U.S. federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States).

Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Proceeds from the redemption of our public shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Information reporting and backup withholding generally will not apply to a Non-U.S. Holder who provides certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER’S PARTICULAR SITUATION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF (i) THE EXTENSION AMENDMENT PROPOSAL AND (ii) AN ELECTION TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE EXTENSION PROPOSAL IS APPROVED, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, ESTATE, FOREIGN AND OTHER TAX LAWS AND TAX TREATIES AND THE POSSIBLE EFFECTS OF CHANGES IN U.S. OR OTHER TAX LAWS.

Required Vote

Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter, including those shares held as a constituent part of our units, on the record date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Extension Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposal. If you hold your shares in “street name” and do not give instructions to your bank or brokerage firm, your bank or brokerage firm cannot use discretionary authority to vote shares on the Extension Amendment Proposal if they have not received instructions from you. Your broker can tell you how to provide these instructions. Please submit your vote instruction form so your vote is counted.

The Sponsor, which is an affiliate of certain members of the Board and BCSA’s management team, and BCSA’s independent directors are expected to vote any ordinary shares over which they have voting control in favor of both of the proposals. The initial shareholders waived their rights to redeem any founder shares or public shares they hold in connection with a shareholder vote to approve certain amendments to BCSA’s Governing Documents, including a vote to approve an extension to the Current Outside Date. On the record date, the initial shareholders beneficially owned and were entitled to vote an aggregate of [10,000,000] founder shares and the Sponsor beneficially owned and was entitled to vote [1,322,000] private placement shares, which shares represent, in aggregate, [27.4]% of BCSA’s issued and outstanding ordinary shares.

If the Extension Amendment Proposal is not approved, BCSA may again seek to extend the Current Outside Date. If the Extension Amendment Proposal is not approved, the Current Outside Date is not otherwise extended and BCSA has not consummated an initial business combination by the Current Outside Date, BCSA will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to applicable law); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event BCSA winds up, liquidates and dissolves.

The Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Extraordinary General Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, calculated based on the trust account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Extraordinary General Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of BCSA and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what such directors or officers may believe is in the best interests of BCSA and its shareholders and what such directors or officers may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment — Interests of BCSA’s Directors and Officers” above for a further discussion.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, either (x) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or (y) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the issued ordinary shares present in person (including via live webcast) or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

If a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online or in person at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm may nevertheless be entitled to vote your shares with respect to the Adjournment Proposal, as the Board believes the Adjournment Proposal is a “routine” item.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of BCSA and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what such directors or officers may believe is in the best interests of BCSA and its shareholders and what such directors or officers may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment — Interests of BCSA’s Directors and Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 28, 2022, the record date of the Extraordinary General Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our ordinary shares is based on [41,322,000] ordinary shares issued and outstanding as of December 28, 2022, consisting of [31,322,000] Class A ordinary shares and [10,000,000] Class B ordinary shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF CLASS A ORDINARY SHARES BENEFICIALLY OWNED		APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A ORDINARY SHARES		NUMBER OF CLASS B ORDINARY SHARES BENEFICIALLY OWNED(2)		APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS B ORDINARY SHARES
Directors and Executive Officers
Lou Kerner	[1,322,000	] (3)	[4.2	]%	[9,850,000	] (3)	[98.5	]%
Matthew C. Le Merle	[1,322,000	] (3)	[4.2	]%	[9,850,000	] (3)	[98.5	]%
Alison Davis	[1,322,000	] (3)	[4.2	]%	[9,850,000	] (3)	[98.5	]%
Mitchell Mechigian	—		—		—		—
Rebecca Macieira-Kaufmann	—		—		[50,000	]	0.5	]%
Gary Cookhorn	—		—		[50,000	]	[0.5	]%
Colin Weil	—		—		[50,000	]	[0.5	]%
All executive officers and directors as a group (seven individuals)	[1,322,000	] (3)	[4.2	]%	[10,000,000	]	[100	]%
Five Percent Holders
Blockchain Coinvestors Acquisition Sponsors I LLC (the Sponsor)	[1,322,000	] (3)	[4.2	]%	[9,850,000	](3)	[98.5	]%
Saba Capital Management, L.P.(4)	[2,556,611	]	[8.2	]%	—		—

(1)	Unless otherwise noted, the business address of each of the following is PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1104, Cayman Islands.
(2)

Interests shown consist of founder shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares on a ratio as specified in BCSA’s Governing Documents, which is currently one-to one basis, subject to amendment of our Governing Documents and adjustment upon the completion of our initial business combination.

(3)

The shares reported above are held in the name of our Sponsor. Messrs. Le Merle and Kerner and Ms. Davis are the managing members of the manager of our Sponsor. As such, each of the Sponsor, Messrs. Le Merle and Kerner and Ms. Davis may be deemed to share beneficial ownership of the ordinary shares held directly by our Sponsor. Messrs. Le Merle and Kerner and Ms. Davis each disclaims any beneficial ownership of the ordinary shares held directly by our Sponsor, and disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly.

(4)

According to a Schedule 13G/A filed with the SEC on February 14, 2022, each of Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein, and Saba Capital Management GP, LLC (“Saba GP,” and collectively, the “Saba Capital Shareholders”) have shared voting and dispositive power over 2,556,611 Class A ordinary shares. Saba Capital is organized as a limited partnership under the laws of the State of Delaware. Saba GP is organized as a limited liability company under the laws of the State of Delaware. Mr. Weinstein is a citizen of the United States. The address of the business office of each of the Saba Capital Shareholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174 to the Business Combination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, BCSA and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of BCSA’s proxy statement. Upon written or oral request, BCSA will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that BCSA deliver single copies of such documents in the future. Shareholders may notify BCSA of their requests by calling or writing BCSA at BCSA’s principal executive offices at Blockchain Coinvestors Acquisition Corp. I, PO Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102, Cayman Islands, (345) 814-5726, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

BCSA files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Blockchain Coinvestors Acquisition Corp. I

PO Box 1093

Boundary Hall Cricket Square

Grand Cayman KY1-1102

Cayman Islands

Attn: Corporate Secretary

Telephone: (345) 814-5726

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than January [●], 2023 (one week prior to the date of the Extraordinary General Meeting).

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

JANUARY [●], 2023

RESOLVED, as a special resolution, that:

(i) Article 51.7 of the Amended and Restated Articles of Association of BCSA be deleted in its entirety and replaced as follows:

“51.7 In the event that the Company does not consummate a Business Combination by November 15, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve.

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 51.8 of the Amended and Restated Articles of Association of BCSA be deleted in its entirety and replaced as follows:

“51.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by November 15, 2023, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

Proxy Card

EXTRAORDINARY GENERAL MEETING OF

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mitchell Mechigian and Lou Kerner (the “Proxies”), and each of them independently, with full power of substitution, as the attorneys-in-fact and proxies of the undersigned to vote all of the ordinary shares of Blockchain Coinvestors Acquisition Corp. I (“BCSA”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting to be held on January [●], 2023 at [●] [a.m./p.m.] Eastern Time, virtually over the internet at https://www.cstproxy.com/blockchaincac1/2023 and at the offices of Perkins Coie LLP located at 1120 NW Couch Street, 10th Floor, Portland, OR 97209, United States of America (the “Extraordinary General Meeting”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement dated December [●], 2022 and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting to be held on January [●], 2023

This notice of Extraordinary General Meeting and accompanying
Proxy Statement are available at https://www.cstproxy.com/blockchaincac1/2023.

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

	FOR	AGAINST	ABSTAIN
Proposal No. 1 — The Extension Amendment Proposal — as a special resolution, to amend BCSA’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which BCSA must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination from May 15, 2023 (the date which is 18 months from the closing date of BCSA’s initial public offering (the “IPO”) of units) to November 15, 2023 (the date which is 24 months from the closing date of the IPO).	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if BCSA determines that additional time is necessary to effectuate the Extension or (y) if BCSA’s board of directors determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.	☐	☐	☐

Date

Signature

(Signature if held Jointly)

Signature should agree with named printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.